SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported)  April 24, 1995



                            THE QUAKER OATS COMPANY
            (Exact name of Registrant as specified in its charter)



          New Jersey          1-12                36-1655315
          (State or other     (Commission         (I.R.S. Employer
          jurisdiction of     File Number)        Identification No.)
          incorporation)




         Quaker Tower,  P.O. Box 049001, Chicago, Illinois  60604-9001
                   (Address of principal executive offices)

                                 312-222-7111
                (Registrant's telephone number, including area code)





























Item 2.  Acquisition or Disposition of Assets

On April 24, 1995, The Quaker Oats Company, a New Jersey corporation and the Registrant herein (the "Company"), completed the sale to Dalgety PLC ("Dalgety"), a company incorporated in England and Wales, of certain assets, liabilities and obligations of its European Pet Foods Business for $700 million in cash, subject to certain post-closing adjustments. The acquisition was made pursuant to the Agreement for the Sale and Purchase of the European Pet Foods Business of The Quaker Oats Company ("Agreement") dated February 3, 1995, among the Company and Dalgety. The purchase price was determined by arms'-length negotiation between the Company and Dalgety. The Company is the parent corporation of those corporate entities identified as Asset Vendors and as Share Vendors in the Agreement. The Company agreed to the sale to Dalgety by the Asset Vendors of the asset businesses as going concerns and to the sale to Dalgety by the Share Vendors of the shares. The assets sold and liabilities assumed included, among other things, accounts receivable, inventory, prepaid assets, other non-current assets, fixed assets and manufacturing facilities throughout Europe, books and records, intellectual and intangible property, accounts payable, and other current and non-current liabilities. Major brands sold included Felix for cat food and Fido for dog food.

Item 7.  Financial Statements and Exhibits

(b) Unaudited pro forma combined financial information with respect to the disposition of the European Pet Foods Business is attached as an exhibit to this Form 8-K.

(c) Exhibits (listed by numbers corresponding to the provisions of Item 601 of Regulation S-K)

     (2)(a) Agreement for the Sale and Purchase of the European Pet Foods Business of The Quaker Oats Company dated February 3, 1995, among the Company and Dalgety.

     (2)(b) Addendum dated April 24, 1995 to the Agreement for the Sale and Purchase of the European Pet Foods Business of The Quaker Oats Company dated February 3, 1995, among the Company and Dalgety.

     (99) Unaudited pro forma combined financial information of the Company with respect to the disposition of the European Pet Foods Business.














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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUAKER OATS COMPANY



By   Thomas L. Gettings
     Thomas L. Gettings
     Vice President and
     Corporate Controller


Date:  May 5, 1995










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                           EXHIBIT INDEX

                                                    Electronic (E) or
         Exhibit                                    Incorporated by
         Number          Exhibit Description        Reference (IBRF)

         (2)(a)          Agreement for the Sale and             E
                         Purchase of the European Pet
                         Foods Business of The Quaker
                         Oats Company dated February 3,
                         1995, among the Company
                         and Dalgety.

         (2)(b)          Addendum dated April 24, 1995          E
                         to the Agreement for the
                         Sale and Purchase of the European
                         Pet Foods Business of The Quaker
                         Oats Company dated February 3,
                         1995, among the Company
                         and Dalgety.

         (99)            Unaudited pro forma combined           E
                         financial information of the
                         Company with respect to the
                         disposition of the European Pet
                         Foods Business.

                                 4